SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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China Education Alliance, Inc.
(Name of Registrant as Specified In Its Charter)

N.A.
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CHINA EDUCATION ALLIANCE, INC.
58 Heng Shan Road, Kun Lun Shopping Mall
Harbin, The People’s Republic of China 150090
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on September 27, 2007

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of China Education Alliance, Inc. will be held at the offices of the Corporation, 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, The People’s Republic of China 150090, on Thursday, September 27, 2007, at 9:00 A.M. local time. At the meeting, you will be asked to vote on:

(1)	An amendment to our articles of incorporation; and

(2)	The transaction of such other and further business as may properly come before the meeting.

The board of directors has fixed the close of business on September 4, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Corporation’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007 are being mailed with this proxy statement.

By order of the Board of Directors

Xiqun Yu
Chairman of the Board of Directors

Harbin, The People’s Republic of China
August *, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

CHINA EDUCATION ALLIANCE, INC.
58 Heng Shan Road, Kun Lun Shopping Mall
Harbin, The People’s Republic of China 150090
PROXY STATEMENT

Special Meeting of Stockholders
To be held on Thursday, September 27, 2007

The accompanying proxy and this proxy statement have been prepared by our management for the board of directors. Your proxy is being solicited by the board of directors for use at our special meeting of stockholders to be held at the offices of the Corporation, 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, The People’s Republic of China 150090, on Thursday, September 27, 2007 at 9:00 A.M. or at any adjournment thereof. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being mailed to stockholders together with the related proxy, a copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2006 and Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007 are being mailed on or about August *, 2007.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting for:

•	An amendment to our articles of incorporation; and

•	The transaction of such other and further business as may properly come before the meeting.

Who is soliciting your proxy?

Your proxy is being solicited by our board of directors.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on September 4, 2007, which is the record date for determining who is eligible to vote at the special meeting. Each share of common stock is entitled to one vote.

How do I vote?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card.

  Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the meeting. You can change your vote by signing another proxy with a later date and returning it to us prior to the meeting or by voting again at the meeting. If your stock is held in a brokerage account, you must provide your broker with instructions as to any changes in the voting instructions which you previously provide to your broker.

What if I sign and return my proxy card but I do not include voting instructions?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the amendment to our articles of incorporation.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Florida Atlantic Stock Transfer, Inc., 7130 Nob Hill Road, Tamarac, FL 33321.

Will my shares be voted if I do not provide my proxy?

If you hold your stock in a brokerage account, you must give your broker instructions as to how you wish your shares to be voted on the amendment to our articles of incorporation. If you do not instruct your broker how to vote your shares, your shares will NOT be voted for or against the amendment to our articles of incorporation. Your broker cannot vote in favor of or against the amendment to our articles of incorporation without your express instructions. Because the approval of the amendment to our articles of incorporation requires the approval of the holders of a majority of our outstanding shares of common stock, an abstention or non-vote is equivalent to a vote against the proposal.

If you hold your shares directly in your own name, they will not be voted if you neither sign and deliver a proxy nor attend and vote at the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, we must have a quorum. We will have a quorum, and be able to conduct the meeting, if a majority of our outstanding shares as of September 4, 2007, are present at the meeting. Your shares will be counted as being present at the meeting if you attend the meeting or if you properly return a proxy by mail or if you give your broker voting instructions and the broker votes your shares.

On September 4, 2007, we had * shares of common stock issued and outstanding. This number of shares does not include treasury stock.

What vote is required to approve the matters being brought before the meeting?

The proposal to approve an amendment to our articles of incorporation requires the approval of a majority of our outstanding shares of common stock. Based on the 57,965,000 shares of common stock outstanding on the record date, we need the affirmative vote of the holders of 28,982,501 shares of common stock. Mr. Xiqun Yu, our chief executive officer, owns 38,050,000 shares of common stock, representing 65.6% of the outstanding stock. Mr. Yu has agreed to vote in favor of the amendment to our articles of incorporation.

Who is paying the cost of the meeting?

The proxies being solicited hereby are being solicited by our company. The company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

In May and June 2007, we sold 3% convertible notes in the aggregate principal amount of $3,400,000. The notes automatically convert into 9,189,189 shares of series A preferred stock and warrants to purchase an aggregate of 2,206,897 shares of common stock at $.50 per share, 8,500,000 of common stock at $.69 per share, 2,043,103 shares of common stock at $.80 per share, warrants to purchase an aggregate of 793,103 shares of common stock at $1.00 per share. Pursuant to the agreement with the investors in the private placement, we are required to amend our articles of incorporation to provide for the creation of a class of preferred stock, par value $.001 per share, consisting of 20,000,000 shares with the directors having the right to determine the rights, preferences, privileges and limitation of the holders of one or more series of preferred stock, and the creation of a series of 20,000,000 shares of preferred stock to be designated as the series A preferred stock.

If the noteholders convert the notes before the certificate of amendment is filed with the Secretary of State of the State of North Carolina, the note can be converted into 9,189,189 shares of common stock and warrants to purchase an aggregate of 2,206,897 shares of common stock at $.50 per share, 8,500,000 of common stock at $.69 per share, 2,043,103 shares of common stock at $.80 per share, warrants to purchase an aggregate of 793,103 shares of common stock at $1.00 per share.

If the certificate of amendment amending the articles of incorporation and the certificate of designation setting forth the rights, preferences, privileges and limitation of the holders of the series A preferred stock are not filed by September 30, 2007, the notes may be convertible into the 22,732,293 shares of common stock

The certificate of amendment will be filed with the Secretary of State of the State of North Carolina after the conclusion of the meeting, assuming that the holders of a majority of our outstanding shares of common stock approve the amendment, and the certificate of designation for the series A preferred stock will be filed promptly after the meeting.

The following discussion is a summary of the certificate of amendment, but this summary is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is included as Appendix A to this proxy statement.

We are presently authorized to only issue shares of common stock, par value $.001 per share, and we are not authorized to issue any preferred stock. The certificate of amendment provides for an authorized capital stock of 170,000,000 shares, of which 20,000,000 shares are shares of preferred stock, par value $.001 per share, and 150,000,000 shares are shares of common stock, par value $.001 per share. Our board of directors has broad rights to set the rights, preferences, privileges, limitation and restrictions for one or more series of preferred stock, including the following:

(i)   the designation of such series;

(ii)   the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or non-cumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii)   whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv)   the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(v)   whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi)   the extent, if any, to which the holders of the shares of such series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such series shall be entitled;

(vii)   the restrictions, if any, on the issue or reissue of any additional shares or series of Preferred Stock; an

(viii)   the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

The certificate of amendment will also add the following provision to our articles of incorporation.

“The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent. ”

The adoption of this provision is required by the preferred stock purchase agreement dated May 8, 2007, as amended, between us and the investors in our private placement. Pursuant to that agreement, we issued warrants to an aggregate of 13,543,103 shares of common stock. The warrants provide that, except in the case of a merger, the holders of the warrant may not exercise the warrants to the extent that such exercise would result in the holder, together with the holder’s affiliates, owning beneficially more than 4.9% of our outstanding stock. The warrant provides that this provision may not be amended. Beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

The amendment gives us the authority to grant rights, warrants and options which provide that they cannot be amended without the consent a specified percentage of stockholders or classes or groups of stockholders, and such provisions would be prohibit us from amending the rights, warrants and options unless the requisite consent were obtained. With respect to the warrants that were issued pursuant to the preferred stock purchase agreement, the amendment would prohibit us from amending the warrants to remove the 4.9% limitation.

Pursuant to the securities purchase agreement relating to our private placement in May and June 2007, we agreed that we would create a series of preferred stock, to be designated as the series A convertible preferred stock. The following discussion is a summary of the key provisions of the certificate of designation, but this summary is qualified in its entirety by reference to the full text of the certificate of designation, a copy of which is included as Appendix B to this proxy statement. The certificate of designation provides:

•
Each share of series A preferred stock is initially convertible into one share of common stock without the payment of any additional consideration. The conversion ratio is subject to adjustment as described below.

•
If, while investors in the private placement own shares of series A preferred stock, we issue common stock at a price, or options, warrants or other convertible securities with a conversion or exercise price less than the conversion price (initially $.37), with certain specified exceptions, the number of shares issuable upon conversion of one share of series A preferred stock is adjusted to reflect a conversion price equal to the lower price.

•	No dividends are payable with respect to the series A preferred stock.

•	While the series A preferred stock is outstanding, we may not pay dividends on or redeem shares of common stock.

•
Upon any voluntary or involuntary liquidation, dissolution or winding-up, the holders of the series A preferred stock are entitled to a preference of $.37 per share before any distributions or payments may be made with respect to the common stock or any other class or series of capital stock which is junior to the series A preferred stock upon voluntary or involuntary liquidation, dissolution or winding-up.

•
The holders of the series A preferred stock have no voting rights. However, as long as any shares of series A preferred stock are outstanding, we shall not, without the affirmative approval of the holders of 75% of the outstanding shares of series A preferred stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the series A preferred stock or alter the certificate of designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon liquidation senior to or otherwise pari passu with the series A preferred stock, or any of preferred stock possessing greater voting rights or the right to convert at a more favorable price than the series A preferred stock, (c) amend its certificate of incorporation or other charter documents in breach of any of the provisions of the certificate of designation, (d) increase the authorized number of shares of series A preferred stock, or (e) enter into any agreement with respect to the foregoing.

•
The holders of the series A preferred stock may not convert the series A preferred stock to the extent that such conversion would result in the holders owning more than 4.9% of the outstanding Common Stock. This limitation may not be amended or waived.

The certificate of amendment will also effect a one-for three reverse split in our common stock. As a result of the reverse split, each share of common stock becomes and is converted into one-third share of common stock, with stockholders who would receive a fractional share to receive such additional fractional share as will result in the holder having a whole number of shares.

This provision will effect a reverse stock pursuant to which each three currently outstanding shares of Common Stock (the “Old Shares”) would be automatically converted into one share of Common Stock (the “New Shares”). The reverse stock split is intended to increase the per share stock price. We believe that if we are successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If we are successful in generating interest among such entities, we anticipated that the shares of our common stock would have greater liquidity and a stronger investor base. We can give no assurance that the market price of the New Shares will rise, if at all, in proportion to the ratio of the reverse stock split. The New Shares issued pursuant to the reverse stock split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Our stockholders do not have preemptive rights to acquire additional shares of common stock.

The one for three reverse stock split is being effectuated by reducing the number of issued and outstanding shares at the ratio of three to one. As a result of the reverse split, the number of shares of common stock will decrease from 57,965,000 shares to approximately 19,321,666. Since additional fractional shares are being issued in order to round up fractional shares, we do not know the exact number of shares of common stock that will be outstanding after the reverse split.

The reverse stock split will not alter any shareholder's percentage interest in our equity, except to the extent that the reverse stock split results in any of our shareholders owning a fractional share, which will be rounded up to the next higher whole number of shares..

In addition, commencing with the effective date of the reverse stock split, all outstanding options and warrants entitling the holders thereof to purchase shares of our common stock will entitle the holders to receive, upon exercise of their options or warrants, 1/3 of the number of shares of the Company's common stock which such holders may purchase upon exercise of their options or warrants at an exercise price that is three times the exercise price prior to the reverse split.

At August 16, 2007, there were outstanding options and warrants to purchase 15,623,103 shares of common stock at exercise prices ranging from $1.00 to $0.50.

As a result of the reverse split which we expect will become effective almost contemporaneously with the filing of the certificate of amendment that effects the reverse split, the notes will be automatically adjusted to give effect to the reverse split, as follows: The notes automatically convert into 9,189,189 shares of series A preferred stock and warrants to purchase an aggregate of 735,632 shares of common stock at $1.50 per share, 2,833,333 shares of common stock at $2.07 per share, 681,034 shares of common stock at $2.60 per share, warrants to purchase an aggregate of 264,368 shares of common stock at $3.00 per share.

We believe that the federal income tax consequences of the reverse stock split to holders of common stock will be as follows:

(i) Except as explained in (v) below with respect to fractional shares, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii) Except as explained in (v) below with respect to fractional shares, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.

(iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv) The conversion of the Old Shares into the New Shares will produce no taxable income or gain or loss to us.

(v) The federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

Our opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFRENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required

The proposal to approve an amendment to the Company’s Articles of Incorporation, requires the affirmative vote of a majority of the shares our outstanding share of common stock.

The board of directors recommends a vote FOR the proposal.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following tables set forth the ownership, as of August 22, 2007, of our common stock (a) by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, and (b) by each of our directors, executive officers and our officers and directors as a group. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.
Name and Address	Number of Shares	Percent of Total Outstanding Shares
Xiqun Yu (1) 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, P.R. China 150090	38,050,000 (1)	65.6%
Guilan Feng 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, P.R. China 150090	4,000,000	6.9%
Chunqing Wang 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, P.R. China 150090	3,000	*
Yuhong Yang 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, P.R. China 150090	--	--
Yanzhi Liu 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, P.R. China 150090	15,000	*
Yuzhong Wu 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, P.R. China 150090	1,017,723	1.8%
Officers and Directors as a group as a group (six individuals)	43,085,723	74.3%

*	Less than 1%.
(1)	Mr. Yu has placed 2,833,333 shares of his common stock in escrow pursuant to the securities purchase agreement, subject to our meeting certain levels of EBITDA for the year ended December 31, 2007.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

FINANCIAL STATEMENTS

A copy of our Form 10-KSB for the year ended December 31, 2006 and quarterly report on Form 10-QSB for the quarter ended June 30, 2007, without exhibits are being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Form 10-KSB for the year ended December 31, 2006 may be obtained without charge by writing to Xiqun Yu, China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, The People's Republic of China 150090,. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

By Order of the Board of Directors

Xiqun Yu
Chairman of the Board of Directors.

August *, 2007

FORM OF PROXY
China Education Alliance, Inc.

Special Meeting of Stockholders to be held on September 27, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Xiqun Yu and Chunqing Wang or either of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the Company’s Special Meeting of Stockholders of China Education Alliance Inc. (the “Company”), to be held at 9:00 a.m., local time, on Thursday, September 14, 2007, at the offices of the Corporation at 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, The People’s Republic of China 150090, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1)	To approve the amendment to the Company’s Articles of Incorporation

FOR  ☐    AGAINST ☐    ABSTAIN ☐

(2)	In their discretion, upon the transaction of such other business as may properly come before the meeting;

All of the above as set forth in the Proxy Statement, dated August *, 2007.

 The shares represented by this proxy will be voted on Items 1, and 2 as directed by the stockholder, but if no direction is indicated, will be voted FOR each of those Items.

If you plan to attend the meeting please indicate below:

I plan to attend the meeting      ☐

Dated:

_______________________________

_______________________________
(Signature(s))
Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.

Appendix A

Certificate of Amendment

1.   Article 2 of the Articles of Incorporation shall be amended to read as follows:

(a)   The total number of shares of capital stock which this Corporation is authorized to issue is one hundred sixty five million (170,000,000) shares, of which:

(i)   twenty million (20,000,000) shares shall be designated as Preferred Stock, and shall have a par value of $.001 per share; and

(ii)   one hundred fifty million (150,000,000) shares shall be designated as Common Stock, and shall have a par value of $.001 per share.

(b)   Upon the filing of this certificate of amendment, each share of common stock becomes and is converted into one-third share of common stock, with stockholders who would receive a fractional share to receive such additional fractional share as will result in the holder having a whole number of shares.

(c) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

(i)   the designation of such series;

(ii)   the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or non-cumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii)   whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv)   the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(v)   whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi)   the extent, if any, to which the holders of the shares of such series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such series shall be entitled;

(vii)   the restrictions, if any, on the issue or reissue of any additional shares or series of Preferred Stock; and

(viii)   the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

(c)   No holder of any stock of the Corporation of any class or series now or hereafter authorized, shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants, options, rights or other instruments evidencing rights to subscribe for, or purchase, any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the Corporation.

(d)   The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.

Appendix B

Form of Certificate of Designation of Preferences, Rights and Limitations

CHINA EDUCATION ALLIANCE, INC.

Statement of Designations

Section 1 . Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“ 4.9% Limitation” shall have the meaning set forth in the Purchase Agreement.

“ Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not stayed or dismissed within 90 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 90 days; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“ Closing Date” means the Closing Date, as defined in the Purchase Agreement.

“ Commission” means the Securities and Exchange Commission.

“ Common Stock” means the Company’s common stock, par value $.001 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

“ Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“ Conversion Date” shall have the meaning set forth in Section 6(a).

“ Conversion Ratio” shall mean the number of shares of Common Stock issuable upon conversion of one share of Series A Preferred Stock. Each share of Series A Preferred Stock shall be convertible into one (1) share of Common Stock (the “Conversion Ratio”), subject to adjustment as provided in this Statement of Designations.

“ Conversion Price” shall mean thirty seven cents ($.37), subject to adjustment as provided in this Statement of Designations.

“ Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Series A Preferred Stock are convertible in accordance with the terms hereof.

“ Conversion Shares Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of the Conversion Shares by the Holder, who shall be named as a “selling stockholder” thereunder, all as provided in the Registration Rights Agreement.

“ Conversion Value” means an amount determined by multiplying the number of Conversion Shares as to which a value is to be determined by the average of the closing prices of the Common Stock on the principal market or exchange on which the Common Stock is traded for the five days prior to the date as of which a Conversion Value is being determined.

“ Dilutive Issuance” shall have the meaning set forth in Section 7(b) hereof.

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“ Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

“ Exchange Act” means the Securities Exchange Act of 1934, as amended.

“ Exempt Issuance” shall have the meaning set forth in the Purchase Agreement.

“ Fundamental Transaction” shall have the meaning set forth in Section 7(f)(iv) hereof.

“ Holder” shall have the meaning given such term in Section 2 hereof.

“ Investors” shall mean the persons named in Schedule A to the Purchase Agreement.

“ Net Income” shall have the meaning set forth in the Purchase Agreement.

“ Original Issue Date” shall mean the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

“ Person” means a corporation, an association, a partnership, a limited liability company, a business association, an individual, a trust, a government or political subdivision thereof or a governmental agency.

“ Purchase Agreement” means the Securities Purchase Agreement dated as of May 8, 2007, as amended, relating to the issuance of the Company’s 3% Convertible Subordinated Notes due September 30, 2007 in the aggregate principal amount of $2,400,000, as amended, modified or supplemented from time to time in accordance with its terms, including an amendment dated May , 2007, relating to the issuance of a New Note (as defined therein) in the principal amount of $1,000,000, a copy of which is on file at the principal offices of the Company.

“ Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“ Securities” shall have the meaning set forth in Section 1.3.32 of the Purchase Agreement.

“ Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“ Series A Preferred Stock” shall have the meaning set forth in Section 2.

“ Subsidiary” shall mean a corporation, limited liability company, partnership, joint venture or other business entity of which the Company owns beneficially or of record more than a majority of the equity interest.

“ Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“ Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“ Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“ VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Series A Preferred Stock then outstanding.

“ Warrants” shall have the meaning set forth in the Purchase Agreement.

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Rank of Series . For purposes of this Statement of Designations, any stock of any series or class of the Corporation shall be deemed to rank:

(a) senior to the shares of Series A Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of Series A Preferred Stock;

(b) on a parity with shares of Series A Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of Series A Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of Series A Preferred Stock;

(c) junior to shares of Series A Preferred Stock as to dividends or upon liquidation, dissolution or winding up, as the case may be, if such class shall be Common Stock or if the holders of shares of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

 Section 2 . Designation and Amount . The series of preferred stock, par value $.001 per share (“Preferred Stock”) consisting of twenty million (20,000,000) shares shall be designated as the Company’s Series A Convertible Preferred Stock (the “ Series A Preferred Stock”) and the number of shares so designated shall be (which shall not be subject to increase without the consent of all of the holders of 75% of the then outstanding shares of Series A Preferred Stock (each a “ Holder” and collectively, the “ Holders”). In the event of the conversion of shares of Series A Preferred Stock into this Company’s Common Stock, pursuant to Section 6 hereof, or in the event that the Company shall otherwise acquire and cancel any shares of Series A Preferred Stock, the shares of Series A Preferred Stock so converted or otherwise acquired and canceled shall have the status of authorized but unissued shares of preferred stock, without designation as to series until such stock is once more designated as part of a particular Series by the Company’s Board of Directors. In addition, if the Company shall not issue the maximum number of shares of Series A Preferred Stock, the Company may, from time to time, by resolution of the Board of Directors and the approval of the holders of a majority of the outstanding shares of Series A Preferred Stock, reduce the number of shares of Series A Preferred Stock authorized, provided, that no such reduction shall reduce the number of authorized shares to a number which is less than the number of shares of Series A Preferred Stock then issued or reserved for issuance. The number of shares by which the Series A Preferred Stock is reduced shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such stock is once more designated as part of a particular Series by the Company’s Board of Directors. The Board of Directors shall cause to be filed with the Secretary of State of the State of North Carolina such certificate as shall be necessary to reflect any reduction in the number of shares constituting the Series A Preferred Stock.

Section 3 . Dividends and Other Distributions . No dividends shall be payable with respect to the Series A Preferred Stock. No dividends shall be declared or payable with respect to the Common Stock while the Series A Preferred Stock is outstanding. The Company shall not redeem or purchase any shares of Common Stock or any other class or series of capital stock which is junior to or on a parity with the Series A Preferred Stock while the Series A Preferred Stock is outstanding.

Section 4 . Voting Rights . The Series A Preferred Stock shall have no voting rights except as required by law. However, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative approval of the Holders of 75% of the shares of the Series A Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Statement of Designations, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Series A Preferred Stock, or any of preferred stock possessing greater voting rights or the right to convert at a more favorable price than the Series A Preferred Stock, (c) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock or the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to the foregoing. Notwithstanding any other provision of the Statement of Designations; the provisions of Section 6(c) of this Statement of Designations may not be amended or waived.

 Section 5 . Liquidation . Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “ Liquidation”), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount equal to thirty seven cents ($.37) per share of Series A Preferred Stock, which amount is referred to as the “ Liquidation Value ,” before any distribution or payment shall be made to the holders of any securities which are junior to the Series A Preferred Stock upon voluntary or involuntary liquidation, dissolution or winding up and after any distributions or payments made to holders of any class or series of securities which are senior to the Series A Preferred Stock upon voluntary or involuntary liquidation, dissolution or winding up, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. In the event the assets of the Company available for distribution to the holders of shares of Series A Preferred Stock upon dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Section 5, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Company ranking on a parity with the shares of Series A Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series A Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up. At the election of a Holder made by written notice delivered to the Company at least two (2) business days prior to the effective date of the subject transaction, as to the shares of Series A Preferred Stock held by such Holder, a Fundamental Transaction (excluding for purposes of this Section 5 any Fundamental Transaction described in Section 7(f)(iv)(A) or 7(f)(iv)(B)) or Change of Control shall be treated as a Liquidation as to such Holder.

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Section 6.  Conversion.

(a)   Conversions at Option of Holder . Each share of Series A Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 6(c)), into such number of shares of Common Stock based on the Conversion Ratio at the option of the Holders, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “ Notice of Conversion”) as fully and originally executed by the Holder, together with the delivery by the Holder to the Company of the stock certificate(s) representing the number of shares of Series A Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Company or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Series A Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Company by overnight delivery service (the “ Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Company. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued. If the Conversion Price is adjusted pursuant to Section 7 or as otherwise provided in this Statement of Designations, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall determined by multiplying the Conversion Ratio in effect by a fraction, the numerator of which is the Conversion Price in effect before the adjustment and the denominator of which is the new Conversion Price. Thereafter, subject to any further adjustments in the Conversion Price, each share of Series A Preferred Stock shall be initially convertible into Common Stock based on the new Conversion Ratio.

(b)   Automatic Conversion Upon Change of Control . Subject to Section 5, all of the outstanding shares of Series A Preferred Stock shall be automatically converted into the Conversion Shares upon the close of business on the business day immediately preceding the date fixed for consummation of any transaction resulting in a Change of Control of the Company (an “Automatic Conversion Event”). A “Change in Control” means a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions. The Company shall not be obligated to issue certificates evidencing the Conversion Shares unless certificates evidencing the shares of Series A Preferred Stock so converted are either delivered to the Company or its transfer agent or the holder notifies the Company or its transfer agent in writing that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the conversion of the Series A Preferred Stock pursuant to this Section 6(b), the Company shall promptly send written notice thereof, by hand delivery or by overnight delivery, to the holders of record of all of the Series A Preferred Stock at their addresses then shown on the records of the Company, which notice shall state that certificates evidencing shares of Series A Preferred Stock must be surrendered at the office of the Company (or of its transfer agent for the Common Stock, if applicable).

(c)   Beneficial Ownership Limitation . Except as provided in Section 6(b) of this Statement of Designations, which shall apply as stated therein if an Automatic Conversion Event shall occur, the right of the Holder to convert the Series A Preferred Stock shall be subject to the 4.9% Limitation, with the result that Company shall not effect any conversion of the Series A Preferred Stock, and the Holder shall not have the right to convert any portion of the Series A Preferred Stock, to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For the purposes of this Amendment beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, and Regulation 13d-3 thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Company’s most recent quarterly reports (Form 10-Q or Form 10-QSB), Annual Reports (Form 10-K or Form 10-KSB), or definitive proxy statement or information statement as filed with the Commission under the Exchange Act, (B) a more recent public announcement by the Company, or (C) any other written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series A Preferred Stock, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was publicly reported by the Company. The 4.9% Limitation may be not be waived or amended.

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(d)   Mechanics of Conversion

(i)   Delivery of Certificate Upon Conversion . Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the “ Share Delivery Date”), the Company shall deliver to the Holder (A) a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Company has elected or is required to pay accrued dividends in cash). After the Effective Date, the Company shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Company or another established clearing Company performing similar functions if the Company’s transfer agent has the ability to deliver shares of Common Stock in such manner. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Series A Preferred Stock tendered for conversion.

(ii)   Obligation Absolute; Partial Liquidated Damages . The Company’s obligations to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares. In the event a Holder shall elect to convert any or all of its Series A Preferred Stock, the Company may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason (other than the inability of the Company to issue shares of Common Stock as a result of the limitation set forth in Section 6(c) hereof) unless an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Series A Preferred Stock shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the Conversion Value of Series A Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) within two Trading Days of the Share Delivery Date applicable to such conversion, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Conversion Value of Series A Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day after three (3) Trading Days and increasing to $200 per Trading Day six (6) Trading Days after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages for the Company’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(iii)   Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion . If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) by a Share Delivery Date, and if after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “ Buy-In”), then the Company shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

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(iv)   Reservation of Shares Issuable Upon Conversion . The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement provided that the holder or its broker delivers confirmation to the Company or its transfer agent to the effect that the Conversion Shares have been sold pursuant to such registration statement.

(v)   Fractional Shares . Upon a conversion of the Series A Preferred Stock, the Company shall not be required to issue stock certificates representing fractional shares of Common Stock. All fractional shares shall be carried forward and any fractional shares which remain after a Holder converts all of his or her Series A Preferred Stock shall be dropped and eliminated.

(vi)   Transfer Taxes . The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(vii)   Absolute Obligation . Except as expressly provided herein, no provision of this Statement of Designations shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

Section 7 .   Certain Adjustments .

 (a)   Stock Dividends and Stock Splits . If the Company, at any time subsequent to the Closing Date as long as the Series A Preferred Stock is outstanding: (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Series A Preferred Stock), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)   Price Adjustment . From and after the Closing Date and until such time as the Investors hold no Securities, except for (i) Exempt Issuances, (ii) issuances covered by Sections 7(a) and 7(c) hereof or (iii) an issuance of Common Stock upon exercise or upon conversion of warrants, options or other convertible securities for which an adjustment has already been made pursuant to this Section 7 , as to all of which this Section 7(b) does not apply, if the Company closes on the sale or issuance of Common Stock at a price, or issues warrants, options, convertible debt or equity securities with a exercise price per share or conversion price which is less than the Conversion Price then in effect (such lower sales price, conversion or exercise price, as the case may be, being referred to as the “Lower Price”), the Conversion Price in effect from and after the date of such transaction shall be reduced to the Lower Price. For purpose of determining the exercise price of warrants issued by the Company, the price, if any, paid per share for the warrants shall be added to the exercise price of the warrants.

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(c)   Pro Rata Distributions . If the Company, at any time from and after the Closing Date and as long as the Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(d)   Calculations . All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its subsidiaries. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares and shares owned by subsidiaries, if any) actually issued and outstanding.

(e)   Notice to Holders.

(i)   Adjustment to Conversion Price . Whenever the Conversion Price is adjusted pursuant to any of this Section 7, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

(ii)   Notices of Other Events . If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock or any Fundamental Transaction, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series A Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or Fundamental Transaction; provided , that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(f)   Exempt Issuance . Notwithstanding the foregoing, no adjustment in the Conversion Price will be made in respect of an Exempt Issuance.

(g)   Fundamental Transaction . If, at any time while this Series A Preferred Stock is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “ Fundamental Transaction”), then upon any subsequent conversion of this Series A Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “ Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Statement of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f)(iv) and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Notwithstanding the foregoing or any other provisions of this Statement of Designations, in the event that the agreement relating to a Fundamental Transaction provides for the conversion or exchange of the Series A Preferred Stock into equity or debt securities, cash or other consideration and the agreement is approved by the holders of a majority of the. then-outstanding shares of Series A Preferred Stock, then the holders of the Series A Preferred Stock shall have only the rights set forth in such agreement.

7

 Section 8 .   Miscellaneous .

(a)   Notices . Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at its principal address as reflected in its most recent filing with the Commission. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given when received, and any notice by telecopier shall be effective if confirmation of receipt is given by the party to whom the notice is transmitted.

(b)   Lost or Mutilated Preferred Stock Certificate . If a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

(c)   Next Business Day . Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(d)   Headings . The headings contained herein are for convenience only, do not constitute a part of this Statement of Designations and shall not be deemed to limit or affect any of the provisions hereof.

Amendment . This Statement of Designations may be amended with the approval of the Company’s board of directors and the consent of the holders of seventy-five percent (75%) of the outstanding shares of Series A Preferred Stock, except that the 4.9% Limitation may not be waived.

8

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of common stock, par value $0.01 per share (the “ Common Stock”), of China Education Alliance, Inc., a North Carolina corporation (the “ Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: ________________________________________
Number of shares of Common Stock owned prior to Conversion: _______________
Number of shares of Series A Preferred Stock to be Converted: ________________
Value of shares of Series A Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: ___________________________
Certificate Number of Series A Preferred Stock attached hereto:_________________
Number of Shares of Series A Preferred Stock represented by attached certificate:_________

Number of shares of Series A Preferred Stock subsequent to Conversion: ________________

[HOLDER] By:___________________________________ Name: __________________________________ Title: ___________________________________